UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Destra Multi-Alternative Fund

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DESTRA MULTI-ALTERNATIVE FUND

443 N. Willson Ave.

Bozeman, MT 59715

NOTICE OF Annual MEETING OF stockholders

To be held December 19, 2023

Destra Multi-Alternative Fund (the “Fund”), a Delaware statutory trust, will host an Annual Meeting of Stockholders on December 19, 2023, at the offices of PINE Advisor Solutions, 501 S Cherry St., Suite 610, Denver, CO 80246, at 10:00 a.m. (Mountain Time) (the “Annual Meeting” or “Meeting”). The Annual Meeting is being held so that stockholders can consider the following proposals:

1.	To elect two (2) Class II Trustees of the Fund.

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

THE BOARD of TRUSTEES of THE fund UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES.

Stockholders of record of the Fund at the close of business on November 15, 2023, are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) thereof. The Notice of the Annual Meeting of Stockholders, proxy statement and proxy card is being mailed on or about November 22, 2023 to such stockholders of record.

By Order of the Board of Trustees,

/s/ Robert Watson
Robert Watson
President of the Fund

November 17, 2023

YOUR VOTE IS IMPORTANT

You can vote easily by mail. Just follow the simple instructions that appear on your proxy card. Please help the Fund reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today.

DESTRA MULTI-ALTERNATIVE FUND

November 17, 2023

To the Stockholders of the Fund,

Thank you for your investment in the Fund. You are invited to attend an annual meeting of stockholders (the “Annual Meeting” or “Meeting”) of Destra Multi-Alternative Fund (“DMA” or the “Fund”). The Meeting will occur on December 19, 2023, at the offices of PINE Advisor Solutions, 501 S Cherry St., Suite 610, Denver, CO 80246. The Annual Meeting will be held at 10:00 a.m. (Mountain Time). Formal notice of the Meeting and the Proxy Statement for the Meeting follows this letter.

At the Meeting, you are being asked to vote on the following matters and to transact such other business, if any, as may properly come before the meeting:

1.	The election of two (2) Class II Trustees to the Board of Trustees (the “Board”) of the Fund.

The Board of the Fund unanimously recommends that stockholders vote for the election of the nominees.

I encourage you to exercise your rights in governing the Fund by voting on the proposal. Your vote is important.

Whether or not you expect to attend the Meeting, it is important that your shares be represented. Your immediate response will help reduce the need for the Fund to conduct additional proxy solicitations. Please review the proxy statement and then vote by mail as soon as possible. If you vote by mail, please sign and return the proxy card included in this package. If you have any questions regarding the proposal or the voting process, please call EQ Fund Solutions at 1-888-886-4425.

In light of the COVID-19 pandemic, the Fund is urging all stockholders to take advantage of voting by proxy. Additionally, while the Meeting is anticipated to occur as-planned, there is a possibility that, due to the COVID-19 pandemic, the Meeting may be postponed or the location or approach may need to be changed, including the possibility of holding the Meeting via remote communications for the health and safety of all Meeting participants. Should this occur, the Fund will publicly announce the decision to do so in advance and will provide details on how stockholders may participate in the alternative meeting. Any announcement will also be posted to the Fund’s website, destracapital.com, following release. If you plan to attend the Meeting in person, please note that the Meeting will be held in accordance with any recommended and required social distancing and safety guidelines, as applicable.

Sincerely,

/s/ Robert Watson
Robert Watson
President of the Fund

SUMMARY OF IMPORTANT INFORMATION CONTAINED
IN THIS PROXY STATEMENT

Q.	Why am I receiving this proxy statement?

A.	You are being asked to vote on one important matter affecting the Fund, the election of two (2) Class II Trustees.

Q.	Why am I being asked to vote?

A.	The Fund is required to hold an annual meeting of stockholders for the election of members of the Board. The Fund’s Board is divided into three classes, each class having a term of three years. Each year, the term of office for one class will expire. For the Fund, the current Class II Trustee’s term is up for election. Jeffrey S. Murphy has been designated as nominee for re-election and Paul Kazarian has been designated for election, each as a Class II Trustee of the Fund. More information about each Trustee is available in the Proxy Statement.

Q.	Who can vote on this proposal?

A.	Stockholders of record at the close of business on November 15, 2023, of the Fund are able to vote.

Q.	How many of the proposed individuals will be Independent Trustees if re-elected?

A.	Class II Trustee Jeffrey S. Murphy is currently an Independent Trustee and will remain an Independent Trustee if re-elected by stockholders. Additionally, Class II Trustee nominee Paul Kazarian will be an Independent Trustee if elected by stockholders.

Q.	When will the proposed individuals take office?

A.	Class II Trustee Jeffrey S. Murphy is currently a Trustee and is expected to continue serving on the Fund’s Board following re-election at the Annual Meeting. Class II Trustee nominee Paul Kazarian would begin his service on the Fund’s Board if elected by stockholders at the Annual Meeting.

Q.	What stockholder vote is required for the election of a Trustee to the Board of the Fund?

A.	For the Fund, the affirmative vote of a plurality of the votes cast at the Annual Meeting will be required to elect the Trustee nominees of the Fund, provided a quorum is present. A “plurality of votes cast” means that the specified nominee receiving the highest number of affirmative votes cast, whether or not such votes constitute a majority, will be elected at the Annual Meeting. Abstentions and broker non-votes will have no effect on the approval of the proposal to elect Trustees.

Q.	How does the Board recommend that I vote?

A.	The Board recommends that you vote FOR the proposal for the election of the Trustees to the Board of the Fund as outlined in the Proxy Statement.

Q.	I have only a few shares — does my vote matter?

A.	Your vote is important. If many stockholders choose not to vote, the Fund might not receive enough votes to reach a quorum to hold the Meeting. If it appears that there will not be a quorum, the Fund would have to send additional mailings or otherwise solicit stockholders to try to obtain more votes.

Q.	What is the deadline for submitting my vote?

A.	We encourage you to vote as soon as possible to make sure that the Fund receives enough votes to act on the proposal. Unless you attend the Meeting to vote in person, your vote (cast by paper proxy cards as described below) must be received by the Fund for the Annual Meeting by 10:00 a.m. (Mountain Time).

Q.	Who is eligible to vote?

A.	Stockholders of record at the close of business on November 15, 2023, of the Fund are able to vote.

Q.	How can I vote?

A.	You may vote in any of two ways:

○	By mailing in your proxy card.

○	In person at the Meeting at the offices of PINE Advisor Solutions on December 19, 2023.

Q.	Who should I call if I have questions?

A.	If you have any questions regarding the proposal or the voting process, please call EQ Fund Solutions at 1-888-886-4425.

Q.	How should I sign the proxy card?

A.	You should sign your name exactly as it appears on the proxy card. Unless you have instructed us otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card. The proxy card for accounts of which the signer is not the owner should be signed in a way that indicates the signer’s authority—for example, “Mary Smith, Custodian.”

Q.	Will the Fund pay for the proxy solicitation and related legal costs?

A.	The expenses incurred in connection with preparing the Joint Proxy Statement and its enclosures will be paid by the Fund.

DESTRA MULTI-ALTERNATIVE FUND

443 N. Willson Ave.

Bozeman, MT 59715

PROXY STATEMENT

ANNUAL MEETING OF Stockholders

to held on December 19, 2023, at 10:00 a.m. (Mountain Time)

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Destra Multi-Alternative Fund (the “Fund”), a Delaware statutory trust, for use at the Annual Meeting of Stockholders of the Fund (the “Annual Meeting” or “Meeting”) to be held on December 19, 2023, at 10:00 a.m. (Mountain Time), at the offices of PINE Advisor Solutions, 501 S Cherry St., Suite 610, Denver, CO 80246, and at any adjournments or postponements thereof. The following table identifies the proposals set forth in this proxy statement.

Proposal Number	Proposal Description
1	To elect two (2) Class II Trustees of the Fund.
2	To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof.

The Board of the Fund unanimously recommends that stockholders vote for the election of the nominees.

You will find this proxy statement divided into three parts:

Part 1	Provides details on the proposal to elect two Trustees to the Board of the Fund (see page 6).
Part 2	Provides information about ownership of shares of the Fund (see page 15).
Part 3	Provides other information on the Fund, voting, and the Meeting (see page 16).

A Notice of the Annual Meeting of Stockholders and a proxy card accompany this Proxy Statement, which is expected to be first be mailed to stockholders on or about November 22, 2023. The Board has determined that the use of this Proxy Statement is in the best interests of the Fund in light of the similar matters being considered and voted on by the stockholders.

The close of business on November 15, 2023 has been fixed as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. The Fund has one class of stock: common shares with a par value of $0.001 per share. Throughout this Proxy Statement, common shares of the Fund will be referred to as “Common Shares” and, unless the context otherwise requires, Common Shares will generally be referred to as “Shares.” Stockholders of record on the Record Date are entitled to one vote for each Share the stockholder owns and a pro rata fractional vote for any fractional Share the stockholder owns.

Please read the Proxy Statement before voting on the proposal. If you have any questions regarding the proposal or the voting process, please call EQ Fund Solutions at 1-888-886-4425.

Important Notice Regarding the Availability of Materials

for the Meeting to be Held on December 19, 2023

The Proxy Statement for the Meeting is available at https://vote.proxyonline.com/destra/docs/dma.pdf

Annual and Semi-Annual Reports. The Fund’s most recent annual and semi-annual reports to stockholders are available, upon request, at no cost. You may view these reports at the Fund’s website at destracapital.com. You may also request a report by calling toll-free at 844-9DESTRA (933-7872).

PART 1

PROPOSAL 1

Election of TRUSTEES

The proposal relates to the election of two (2) Class II Trustees of the Fund.

Under the organizational documents of the Destra Multi-Alternative Fund (the “Fund”), its Board of Trustees (the “Board”) is divided into three classes of trustees serving staggered three-year terms. The initial terms of the first, second and third classes of Trustees will expire at the first, second and third annual meetings of stockholders, respectively, and, in each case, until their successors are duly elected and qualify, or until a Trustee sooner dies, retires, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction or is removed as provided in the governing documents of the Fund. Upon expiration of their initial terms, Trustees will be elected to serve for three-year terms and until their successors are duly elected and qualify, and at each annual meeting, one class of Trustees will be elected by the stockholders.

At the Fund’s Annual Meeting, two Class II Trustees are to be elected by all stockholders. Current Class II Trustee Jeffrey S. Murphy has been designated as a nominee for re-election as a Class II Trustee and Paul Kazarian is being proposed as a new Class II Trustee. Mr. Murphy would continue serving on the Fund’s Board following re-election at the Annual Meeting. Mr. Kazarian would begin his service on the Fund’s Board if elected by stockholders at the Annual Meeting. Each Class II Trustee nominee would serve a term expiring at the annual meeting of stockholders in 2026 or until his respective successor has been duly elected and qualified. Trustees John S. Emrich and Michael S. Erickson (the Class I Trustees) and Nicholas Dalmaso (the Class III Trustee) are current and continuing Trustees.

MANAGEMENT

Management of the Fund

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Fund and Destra Capital Advisors LLC (the “Adviser”, is the responsibility of the Board. The Board currently consists of four trustees who are not Interested Persons (as the term “Interested Person” is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (referred to herein as “Independent Trustees” or “Trustees”)). The Trustees of the Fund set broad policies for the Fund, choose the Fund’s officers and hire the Fund’s investment adviser and sub-adviser. The officers of the Fund manage the day-to-day operations and are responsible to the Fund’s Board.

The following is a list of Trustees, Trustee Nominees, and officers of the Fund and a statement of their present positions, principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships held by the Trustees during the past five years, if applicable. There are no familial relationships among the officers and Trustees. Except as otherwise noted, the address for all Trustees and officers is 443 North Willson Avenue, Bozeman, Montana 59715.

INDEPENDENT TRUSTEES

Name and Birth Year	Trustee Since	Principal Occupation(s) During the past 5 years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee(1)	Other Directorships held by the Trustee during the past 5 years
Independent Trustees
John S. Emrich, CFA Birth Year: 1967	November 2018	Financial Advisor, self-employed, Red Earth Finance LLC (January 2018 to present), mortgage banker, The Mortgage Company, (January 2018 to present).	4	Meridian Fund, Inc. (registered investment company) (4 portfolios); ArrowMark Financial Corp. (closed-end management investment company).
Michael S. Erickson Birth Year: 1952	November 2018	Private Investor (August 2007 to present); Chief Operating Officer and Chief Financial Officer, Erickson Holding Corp. (a passive real estate holding company) (2003 to present); Chief Operating Officer and Chief Financial Officer, McGee Island LLC (a real estate management company) (2015 to present).	4	Meridian Fund, Inc. (registered investment company) (4 portfolios).
Jeffrey S. Murphy Birth Year: 1966	November 2018	Retired (2014 to present).	4	None
Nicholas Dalmaso(2) Chairman Birth Year: 1965	November 2018	General Counsel of EquityBee, Inc. (2022 to present); Chair and CEO of Sound Capital Holdings LLC, Sound Capital Distributors LLC (a registered broker/dealer) and Sound Capital Solutions LLC (an investment advisor) (2020 to present); General Counsel (2014 to present) and Chief Compliance Officer (2014 – 2019) of M1 Holdings Inc.; General Counsel (2014 to present) and Chief Compliance Officer (2014 – 2019) of M1 Finance LLC (a registered broker/dealer); General Counsel (2014 to present) and Chief Compliance Officer (2014 – 2019) of M1 Advisory Services LLC (an investment adviser); Independent Director of Keno Kozie Associates (IT Consulting) (2016 to 2018).	4	None
Paul Kazarian Trustee Nominee Birth Year: 1984	N/A	Partner and Portfolio Manager, Saba Capital Management, L.P. (2013-present).	1	Templeton Global Income Fund (closed-end management investment company); Miller/Howard High Income Equity Fund (closed-end management investment company).

(1)	The Fund Complex consists of the Fund, BlueBay Destra International Event-Driven Credit Fund, Destra Flaherty & Crumrine Preferred and Income Fund and Destra Granahan Small Cap Advantage Fund, both a series of the Destra Investment Trust and the Destra Exchange-Traded Fund Trust, of which there is currently no active series.
(2)	Prior to February 8, 2021, Mr. Dalmaso was considered an “interested person” of the Fund (as defined in the 1940 Act) because of his former position with Destra. As of February 8, 2021, Mr. Dalmaso is no longer an “interested person.”

OFFICERS

The following persons serve as the Trust’s executive officers in the following capacities:

Name and Birth Year	Position(s) Held with the Fund	Principal Occupation(s) during the past 5 years
Robert Watson Birth Year: 1965	President since 2018	Partner & Head of Investments (2021 to present); Senior Managing Director and Investment Product Strategist, Destra Capital Investments LLC (2011 to 2020).
Derek Mullins Birth Year: 1973	Chief Financial Officer and Treasurer since 2018	Managing Partner and Co-Founder, PINE Advisor Solutions (2018 to present); Director of Operations, ArrowMark Colorado Holdings LLC (2009 to 2018); Chief Financial Officer (Principal Financial Officer) and Treasurer, Meridian Fund, Inc. (2013 to 2018).
Jake Schultz Birth Year: 1996	Secretary since 2021*	Partner, Director, Portfolio Oversight & Analytics (2021 to present) Director, Product Management (2020 to 2021); Product Analyst (2018-2020), Destra Capital Management LLC, Destra Capital Investments LLC and Destra Capital Advisors LLC (2018 to present).
Peter Sattelmair Birth Year: 1977	Assistant Treasurer since 2022***	Director of CFO Services, PINE Advisor Solutions (2021 to present); Director of Fund Administration and Operations, Transamerica Asset Management (2014-2021).
Ken Merritt Birth Year: 1961	Assistant Secretary since 2021**	Partner & Director, Product Management & Development (2021 to present) and Senior Managing Director Product Management and Development (2019-2021), Destra Capital Management LLC, Destra Capital Advisors LLC, and Destra Capital Investments LLC; Senior Managing Director, Fund Operations, Priority Income Fund (2018-2019); Managing Director, External Wholesaler (2012-2018), Destra Capital Management LLC.
Randi Roessler Birth Year: 1981	Chief Compliance Officer since 2023****	Director, PINE Advisor Solutions (2023 to present); Chief Compliance Officer, Davis Selected Advisers L.P., the Davis Funds, Selected and Clipper Funds, the Davis Select Fundamental ETF Trust and Davis Distributors, LLC (January 2018 to February 2023).

*	Appointed at a special meeting of the Board held on April 26, 2021.
**	Appointed at a meeting of the Board held on May 25, 2021.
***	Appointed at a meeting of the Board held on August 16, 2022.
****	Appointed at a meeting of the Board held on August 16, 2023.

The address for each executive officer is c/o Destra Multi-Alternative Fund, 443 North Willson Avenue, Bozeman, Montana 59715.

Board Leadership Structure. The Board of Trustees, which has overall responsibility for the oversight of the Fund’s investment programs and business affairs, believes that it has structured itself in a manner that allows it to effectively perform its oversight obligations. Mr. Nicholas Dalmaso serves as the Chairman of the Board (“Chairman”).

The members of the Board of Trustees also complete an annual self-assessment during which the trustees review their overall structure and consider where and how their structure remains appropriate in light of the Fund’s current circumstances. The Chairman’s role is to preside at all meetings of the Board of Trustees and in between meetings of the Board of Trustees to generally act as the liaison between the Board of Trustees and the Fund’s officers, attorneys and various other service providers, including but not limited to Destra Capital Advisors LLC (the “Adviser”) and other such third parties servicing the Fund.

The Fund has three standing committees, each of which enhances the leadership structure of the Board of Trustees: the Audit Committee, the Nominating and Corporate Governance Committee and the Qualified Legal Compliance Committee. The Audit Committee, Nominating and Governance Committee and the Qualified Legal Compliance Committee are each chaired by, and composed of, members who are Independent Trustees.

The Board’s Audit Committee is comprised of Messrs. Emrich, Erikson and Murphy, all of whom are “independent” as defined in the listing standard of the New York Stock Exchange. Mr. Murphy is the Chair of the Audit Committee and has been determined to qualify as an “audit committee financial expert” as such term is defined in Form N-CSR. The role of the Audit Committee is to assist the Board of Trustees in its oversight of (i) the quality and integrity of the Fund’s financial statements, reporting process and the independent registered public accounting firm (the “independent accountants”) and reviews thereof, (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (iii) the Fund’s compliance with certain legal and regulatory requirements, and (iv) the independent accountants’ qualifications, independence and performance. The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the Securities and Exchange Commission (“SEC”) for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter that is reviewed annually. As set forth in the Audit Committee Charter, management is responsible for maintaining appropriate systems for accounting and internal controls, and the Fund’s independent accountant is responsible for planning and carrying out proper audits and reviews. The independent accountants are ultimately accountable to the Board of Trustees and to the Audit Committee, as representatives of the stockholders. The independent accountant for the Fund reports directly to the Audit Committee. The Fund’s Audit Committee met five times during the fiscal year ended March 31, 2023.

The Fund’s Nominating and Governance Committee is comprised of all of the Independent Trustees. Mr. Erickson is the Chair of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for identifying and recommending to the Board of Trustees individuals believed to be qualified to become members of the Board of Trustees in the event that a position is vacated or created, as well as or nominating candidates to be presented to stockholders for election. The Nominating and Governance Committee will consider trustee candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating and Governance Committee will take into consideration the needs of the Board of Trustees, the qualifications of the candidate and the interests of stockholders. Stockholders wishing to recommend candidates to the Nominating and Governance Committee should submit such recommendations to the Secretary of the Fund at the principal executive office of the Fund, who will forward the recommendations to the committee for consideration. The submission must include: include: (a) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund stockholder), (b) a full description of the proposed candidate’s background, including their education, experience, current employment, and date of birth, (c) names and addresses of at least three professional references for the candidate, (d) information as to whether the candidate is an “interested person” in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence and (e) any other information that may be helpful to the Committee in evaluating the candidate. Each eligible shareholder or shareholder group may submit no more than one Independent Trustee nominee each calendar year. The Nominating and Governance Committee has not determined any minimum qualifications necessary to serve as a trustee of the Fund. The Nominating and Governance Committee operates pursuant to the Nominating and Governance Committee Charter that is reviewed annually. The Fund’s Nominating and Governance Committee met two times during the fiscal year ended March 31, 2023.

During the fiscal year ended March 31, 2023, the Board met five times. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.

The Fund does not require the Trustees to attend annual meetings of stockholders.

Trustee Qualifications.

Independent Trustees

John S. Emrich. Mr. Emrich has significant experience in the investment management and financial services industry. Mr. Emrich served as a financial analyst or portfolio manager for over 14 years for various investment advisory firms and currently serves as a director of Meridian Fund, Inc. Prior to such positions he also performed business valuations and appraisal analyses at KPMG Peat Marwick, an accounting firm.

Michael S. Erickson. Mr. Erickson has significant leadership and financial management experience, previously serving as Chairman of the Board and Chief Financial Officer of AeroAstro for nearly ten years, and as a Director on the Board of Directors of Decimal, Inc., an online IRA administration company. Mr. Erickson also currently serves as a director of Meridian Fund, Inc., an open-end registered investment company. He has served as a certified public accountant for Coopers & Lybrand, an accounting firm, and has served as Chief Operating Officer and Chief Financial Officer for several companies. Mr. Erickson holds a Master of Business Administration degree from Stanford Graduate School of Business.

Jeffrey S. Murphy. Mr. Murphy has significant experience in the investment management and financial services industry. Mr. Murphy held numerous positions during his 20-year tenure at Affiliated Managers Group, Inc., including in operations, finance and capital development areas. Mr. Murphy also held positions on the executive board and mutual fund board of trustees for several Affiliated Managers Group, Inc. affiliates.

Nicholas Dalmaso. Nicholas Dalmaso is an accomplished Senior Executive and Legal Professional with more than 25 years of success spanning financial services, investments, banking, and fin-tech. His broad areas of expertise include corporate governance, regulatory compliance, litigation, asset and investment management, business development, strategy, and securities law. Throughout his executive career, he has held leadership positions with M1 Holdings, Destra Capital Management, Claymore Group, Nuveen Investments, and Van Kampen Investments.

Paul Kazarian. Mr. Kazarian is a Partner and Portfolio Manager at Saba Capital Management, L.P. (“Saba”). As the date of this proxy, Saba owns 12.06% of the outstanding shares of the Fund and is therefore an affiliate of the Fund for purposes of the 1940 Act. Mr. Kazarian joined Saba in March 2013 and is a portfolio manager who focuses on the closed-end fund and exchanged traded fund strategies. Prior to Saba, Mr. Kazarian was a Director at RBC Capital Markets in the Global Arbitrage and Trading Group where he managed exchanged traded fund and index arbitrage strategies. Mr. Kazarian started his investment career at Merrill Lynch where he served as a technology analyst. Mr. Kazarian received a Bachelor of Arts in Political Science from Bates College. In connection with Mr. Kazarian’s candidacy, the current Trustees of the Fund met with him and discussed, among other things, his significant experience in the asset management industry and the closed-end space in particular, as well as certain potential approaches which may be considered by the Fund, particularly in relation to the Fund’s scheduled termination in 2027. The Trustees believe that adding Mr. Kazarian is in the best interests of the Fund and Fund shareholders.

Risk Oversight. Through its direct oversight role, and indirectly through its committees, the Board performs a risk oversight function for the Fund consisting of, among other things, the following activities: (i) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the Fund’s performance and operations; (ii) reviewing and approving, as applicable, the Fund’s compliance policies and procedures; (iii) meeting with members of the Fund’s portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (iv) meeting with, or reviewing reports prepared by, the representatives of key service providers, including the Adviser and the sub-adviser and the Fund’s administrator, distributor, transfer agent, custodian and independent registered public accounting firm, to review and discuss the Fund’s activities and to provide direction with respect thereto; and (v) engaging the services of the Fund’s chief compliance officer to test the compliance procedures of the Fund and its service providers. However, not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond the control of the Fund and its service providers.

Compensation. The Fund pays no salaries or compensation to their officers or to any interested trustee employed by the Adviser, and the Fund has no employees. In consideration of the services rendered by the Independent Trustees, the Fund Complex pays each Independent Trustee a retainer of $39,000 per year, and the Chairman of the Board a retainer of $46,000 per year for his services in this capacity.

Each fund in the Fund Complex pays or paid a portion of the retainer received by each Trustee, which is allocated annually across the Fund Complex based on each fund’s respective net assets as of December 31 of the preceding year.

The Fund also reimburses each Independent Trustee for all reasonable and authorized business expenses in accordance with the Fund’s policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person Board meeting and each committee meeting not held concurrently with a Board meeting.

Name of Trustee/Nominee	Aggregate Compensation from Fund	Aggregate Total Compensation from the Fund Complex(1)
John S. Emrich	$8,710	$39,000
Michael S. Erickson	$8,710	$39,000
Jeffrey S. Murphy	$8,710	$39,000
Nicholas Dalmaso	$10,274	$46,000
Paul Kazarian(2)	N/A	N/A

(1)	The Fund Complex consists of the Fund, BlueBay Destra International Event-Driven Credit Fund, Destra Flaherty & Crumrine Preferred and Income Fund and Destra Granahan Small Cap Advantage Fund, both a series of the Destra Investment Trust, and the Destra Exchange-Traded Fund Trust, of which there is currently no active series. This information is as of March 31, 2023.
(2)	Nominee for Trustee of the Fund.

Trustee Ownership in the Fund

As of September 30, 2023, no Independent Trustee beneficially owned equity securities in the Fund or Fund Complex.

As of September 30, 2023, Saba beneficially owned 1,081,520 Common Shares of the Fund.

As of September 30, 2023, the Independent Trustees of the Fund and immediate family members do not own beneficially or of record any class of securities of the investment adviser or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

Audit Committee Report

In performing its oversight function, at a meeting held on May 25, 2023, the Audit Committee reviewed and discussed with management and the Fund’s independent accountant, Cohen & Company, Ltd, the audited financial statements of the Fund as of and for the fiscal year ended March 31, 2023, and discussed the audits of such financial statements with the Fund’s independent accountant.

In addition, the Audit Committee discussed with the Fund’s independent accountant the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountant required by Auditing Standard 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also received from the Fund’s independent accountant the written disclosures and letters required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and discussed the relationship between the independent accountant and the Fund and the impact that any such relationships might have on the objectivity and independence of the independent accountant.

As set forth above, and as more fully set forth in the Audit Committee Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems and the independent audit process.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the respective Fund’s independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audits of the Fund’s financial statements have been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund’s independent accountants, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Committee Charter and those discussed above, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended March 31, 2023.

Submitted by the Audit Committee of the Board of Trustees

John S. Emrich

Michael S. Erickson

Jeffrey S. Murphy

Nicholas Dalmaso

Independent Registered Public Accounting Firm’s Fees

At the Fund’s Audit Committee meeting held on May 25, 2023, Cohen & Company, Ltd. was approved to serve as the independent registered public accounting firm for the Fund for its current fiscal year, and acted as the independent registered public accounting firm for the Fund during its most recently completed fiscal year. The Fund’s independent registered public accounting firm has advised the Fund that, to the best of its knowledge and belief, its professionals did not have any direct or material indirect ownership interest in the independent registered public accounting firm inconsistent with independent professional standards pertaining to independent registered public accounting firms. It is not expected that representatives of the Fund’s independent registered public accounting firm will be present at the Annual Meeting; however, representatives of the Fund’s independent registered public accounting firm are expected to be available by telephone to answer any questions that may arise and will have the opportunity to make a statement if they desire to do so. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking stockholder ratification of the selection of their independent registered public accounting firm.

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

The aggregate fees billed by the independent registered public accounting firm for the following services during each of the last two fiscal years for the Fund are disclosed below:

Audit Fees(1)		Audit-Related Fees(2)		Tax Fees(3)		All Other Fees(4)
2023	2022	2022	2022	2023	2022	2023	2022
$87,500	$81,000	$25,000	$20,000	$8,500	$19,500	$-	$-

(1)	“Audit Fees” are fees for professional services for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
(2)	“Audit-Related Fees” are for assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees.” This includes assurance and diligence work related to offerings of preferred and common shares and reviews of semi-annual financial statements.
(3)	“Tax Fees” are for professional services for tax compliance, tax advice and tax planning.
(4)	“All Other Fees” are for products and services other than those services reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Non-Audit Fees

Neither the Fund nor the Adviser had fees billed by the independent registered public accounting firm for non-audit fees for services during the last two fiscal years for the Fund.

Pre-Approval

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm. There were no Fund or Adviser non-audit fees billed by Cohen & Company, Ltd. in 2022 or 2021.

VOTING

For the Fund, the affirmative vote of a plurality of the votes cast at the Annual Meeting will be required to elect the Trustee nominees of the Fund provided a quorum is present. A “plurality of votes cast” means that the Trustee nominees receiving the highest numbers of affirmative votes cast, whether or not such votes constitute a majority, will be elected at the Annual Meeting. Abstentions and broker non-votes will have no effect on the approval of the proposal to elect Trustees.

If the enclosed proxy card is properly executed and returned in time to be voted at the Fund’s Annual Meeting, the Fund’s Shares represented thereby will be voted in accordance with the instructions marked thereon or, if no instructions are marked thereon, will be voted in the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a properly executed and returned proxy will be voted FOR the election of the nominees as Trustees and, at the discretion of the named proxies, on any other matters that may properly come before the Fund’s Annual Meeting, as deemed appropriate. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Annual Meeting and voting his or her Shares in person, or by timely submitting a letter of revocation or a later-dated proxy to the Fund at its address above. A list of stockholders entitled to notice of and to be present and to vote at the Annual Meeting will be available at the office of the Fund, for inspection by any stockholder during regular business hours prior to the Meeting. Stockholders will need to show valid identification and proof of Share ownership to be admitted to the Annual Meeting or to inspect the list of stockholders.

Under the organizational documents of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33 1/3%) of the voting power of each outstanding class of Shares entitled to vote on a matter. For the purposes of establishing whether a quorum is present, all Shares present and entitled to vote, including abstentions and broker non-votes (i.e., Shares held by brokers or nominees that are present (in person or by proxy) as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), shall be counted. Any meeting of stockholders may be postponed prior to the meeting by making a public announcement, and notice of the date, time and place to which the meeting is postponed shall be provided to the stockholders entitled to vote at that meeting. The date to which the meeting is postponed may not be more than 180 days following the record date of such meeting. Any meeting of stockholders may, by action of the chairman of the meeting, be adjourned (sine die or from time to time) to a date not more than 180 days after the original record date to permit further solicitation of proxies without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, if a quorum is not present with respect to such matter.

THE BOARD OF THE FUND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
VOTE FOR THE ELECTION OF THE FUND’S NOMINEES.

PART 2

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares

On the Record Date, the Fund had 8,963,239 Common Shares outstanding:

To the knowledge of the Fund, as of the Record Date, no single stockholder or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) beneficially owned more than 5% of the Fund’s outstanding Shares, except as described in the following table. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of control. A party that controls the Fund may be able to significantly affect the outcome of any item presented to stockholders for approval. Information as to beneficial ownership of Shares, including percentage of outstanding Shares beneficially owned, is based on securities position listing reports as of the Record Date and reports filed with the SEC by stockholders. The Fund does not have any knowledge of the identity of the ultimate beneficiaries of the Shares listed below.

Name And Address Of Beneficial Owner	Shares Of A Class Beneficially Owned	% Outstanding Shares Beneficially Owned	Type of Ownership
LPL Financial LLC 75 State Street Boston, Massachusetts 02109	785,495 Common	8.76%	Beneficial*

Saba Capital Management, L.P. 405 Lexington Avenue, 58th Floor New York, NY 10174	1,081,520 Common	12.06%	Beneficial*

Thomas J. Herzfeld Advisors, Inc. 119 Washington Avenue, Suite 504 Miami Beach, Florida 33139	806,098 Common	8.99%	Beneficial*

Almitas Capital LLC 1460 4th Street Santa Monica, California 90401	712,028 Common	7.94%	Beneficial*

*	Information regarding this beneficial owner is derived from the most recent Schedule 13G or Form 13F filings made such owner as of the Record Date.

PART 3

OTHER INFORMATION ON THE FUND, VOTING, AND THE MEETING

Who is Eligible To Vote

Stockholders of record at the close of business on November 15, 2023, of the Fund are able to vote.

Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to the stockholder’s instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposal. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

Organization and Operation of the Fund

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund’s principal office is located at 443 N. Willson Ave., Bozeman, MT 59715, and its telephone number is 844-9DESTRA (933-7872).

The Fund was organized as a Delaware statutory trust on June 3, 2011 and commenced operations on March 16, 2012. Common Shares of the Fund are listed on the NYSE under the ticker symbol “DMA.”

Stockholder Proposals

The Fund anticipates that its 2024 Annual Meeting of Shareholders will be held in December 2024, but the exact date, time, and location of such meeting have yet to be determined. A Shareholder who wishes to submit a proposal for consideration for inclusion in the Fund’s proxy statement for the 2024 Annual Meeting of Shareholders pursuant to the SEC’s Rule 14a-8 must send such written proposal to the Fund at its business address, and the Fund must receive such written proposal no later than August 2, 2024. Shareholder proposals or director nominations to be presented at the 2024 Annual Meeting of Shareholders, other than shareholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be made in writing and received by the secretary of the Fund not more than 150 days and not less than 120 days in advance of the 2024 Annual Meeting of Shareholders.

If a Shareholder fails to give notice within this timeframe, then the matter shall not be eligible for consideration at the 2024 Annual Meeting of Shareholders.

Section 30(h) and Section 16(a) Beneficial Ownership Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Fund’s officers and Trustees, the Adviser and any sub-adviser, certain persons affiliated with the Adviser and any sub-adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s equity securities to file forms reporting their affiliation with the Fund and reports of ownership and changes of ownership with the SEC and NYSE, as applicable. These persons and entities are required to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such forms received by the Fund and certain written representations, the Fund believes that during its last fiscal year, all such filing requirements applicable to its officers and Trustees, the Adviser and any sub-adviser, and affiliated persons of the Adviser and any sub-adviser were met, except that the following initial statements of beneficial ownership on Form 3 for the listed persons were filed late: Robert Watson, Jacob Schultz, Kenneth Merritt, Cory Gossard, Derek Mullins and Marcie McVeigh. As the date of this proxy, Saba owns 12.06% of the outstanding shares of the Fund and is therefore an affiliate of the Fund for purposes of the 1940 Act. To the knowledge of the Fund, no other stockholder of the Fund has filed under Section 16(a) as an owner of more than 10% of the Fund’s equity securities.

Method of Solicitation and Expenses

In addition to the solicitation of proxies by mail, for the Fund, officers of the Fund and officers and regular employees of the Fund’s transfer agent, and affiliates of such transfer agent, the Adviser (or the Fund’s sub-adviser), as well as other representatives of the Fund may also solicit proxies by telephone, Internet or in person. The expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Fund.

Stockholder Communications

Stockholders may send communications to the Board of Trustees. Stockholders should send communications intended for the Board of Trustees by addressing the communication directly to the Board of Trustees (or individual Trustee(s)) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Trustee(s)) and by sending the communication to the Fund’s address for the Trustee(s) at c/o Destra Multi-Alternative Fund, 443 North Willson Avenue, Bozeman, Montana 59715. Other stockholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Other Matters to Come Before the Meeting

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund.

Delivery of Certain Documents

Annual reports will be sent to stockholders of record of the Fund following the Fund’s fiscal year end. The Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Fund at 443 North Willson Avenue, Bozeman, Montana 59715, or by calling toll-free at 844-9DESTRA (933-7872).

Please note that only one annual or semi-annual report or proxy statement (as applicable) may be delivered to two or more stockholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or proxy statement (as applicable), or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, stockholders should contact the Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

Other Service Providers

Destra Capital Advisors LLC, c/o Destra Multi-Alternative Fund, 443 North Willson Avenue, Bozeman, Montana 59715, serves as the Fund’s investment adviser. Validus Growth Investors, LLC, d/b/a Validus Investment Advisors, 13400 Sabre Springs Parkway, #145, San Diego, CA 92128, serves as the Fund’s investment sub-adviser.

UMB Fund Services Inc. serves as the Fund’s administrator. American Stock Transfer & Trust Company, LLC, 6201 15th Ave, Brooklyn, NY 11219, serves as the Fund’s transfer agent and dividend disbursing agent.

Fiscal Year

The Fund’s fiscal year ends on March 31.

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY DATING AND SIGNING THE ENCLOSED PROXY AND RETURNING IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE.

IT IS IMPORTANT THAT THE PROXY BE RETURNED PROMPTLY. YOU MAY ALSO VOTE BY ATTENDING THE MEETING.

Destra

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below up until 11:59 p.m. Eastern Time the day before the meeting

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line up until 11:59 p.m. Eastern Time the day before the meeting

4. By **PHONE** with a live operator when you call toll-free 1-888-886-4425 Monday through Friday 9 a.m. to 10 p.m. Eastern Time up until the day before the meeting date

CONTROL NUMBER **12345678910**

PLEASE CAST YOUR PROXY VOTE *TODAY!*

Destra Multi-Alternative Fund

The undersigned, revoking prior proxies, hereby appoints Lavonne Griffin and Pete Sattelmair as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Annual Meeting of Stockholders of Destra Multi-Alternative Fund (the "Fund") to be held at 10:00 a.m. Mountain Time on December 19, 2023, at 501 S Cherry St., Suite 610, Denver, CO 80246 or at any adjournment or postponement thereof.

This proxy is solicited on behalf of the Fund, and the Proposal (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees and recommended for approval by stockholders.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendation.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-888-886-4425**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Annual Meeting of Stockholders to be held on December 19, 2023. Our proxy statement is available at: https://vote.proxyonline.com/destra/docs/dma.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Destra Multi-Alternative Fund

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Company. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

The Board of Trustees recommends that you vote FOR the following proposal.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	WITHHOLD
1.	To elect two (2) Class II Trustees of the Fund.		
1.1	Jeffrey S. Murphy - Class II	○	○
1.2	Paul Kazarian - Class II	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]